EXHIBIT 3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the accompanying annual report on Form 40-F of NOVA Chemicals Corporation for the year ended December 31, 2002 (the “Report”), 1, Larry A. MacDonald, Chief Financial Officer of NOVA Chemicals Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of NOVA Chemicals Corporation.

April 7, 2003	/s/ Larry A. MacDonald
Larry A. MacDonald
Chief Financial Officer